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                        G.T. GLOBAL: AMERICA VALUE FUND
                   G.T. GLOBAL: AMERICA SMALL CAP GROWTH FUND
                         SUPPLEMENT TO PROSPECTUS DATED
                                OCTOBER 18, 1995

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The following revisions have been made relating to the eligibility requirements for investing in Advisor Class shares of each of the G.T. Global: America Value Fund and the G.T. Global: America Small Cap Growth Fund.

On page 10, under "Alternative Purchase Plan -- Advisor Class Shares," section
(b) is amended to read "any account with assets of at least $25,000 if (i) a financial planner, trust company... ," and section (c) is amended to read "any account with assets of at least $25,000 if (i) such account is established under a 'wrap fee' program... ." The rest of the qualifications in (b) and (c) and the other eligible groups described under sections (a), (d) and (e) in that paragraph remain unchanged.

AMESU510025MC                                                   October 20, 1995